                                                                EXHIBT 10.30

                                [LETTERHEAD]

August 13, 1997

Supergen
Two Annabel Lane #220
San Ramon,  CA  94583
Attn:  Joseph Iovino

Re:    Improvements to 1059 Serpentine Lane, Pleasanton, CA

Subj:  Authorization to Proceed

Dear Mr. Iovino:

Confirming our meeting this morning, South Bay Construction, Inc. (SBC) requests your approval to proceed on the above referenced project.

Costs for this project have been identified per our cost breakdown dated August 8, 1997 (copy attached). This breakdown and supporting documents are in your possession for review.

South Bay specifically requires your approval to proceed as follows:

    1. To release all tasks identified as "committed cost" to begin mobilization, design engineering, ordering of materials and sequencing of installation as of Monday, August 18, 1997.

    2. To begin demolition for structural footings, plumbing and structural framing, Monday, August 18, 1997.

This work needs to begin in order to maintain schedule. The current schedule indicates the completion of the "clinical studies" area October 31, 1997 and the remainder of the project November 17, 1997. SBC will attempt to complete the entire project October 31, 1997 per your request.

Minert Architects projects we will have revised plans for our review August 14, 1997 and permit available August 20, 1997. Upon receipt of this information, we will complete our pricing and present it to your for your approval at our meeting August 22, 1997. We will also provide a standard AIA contract for signature at that time.

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We look forward to the opportunity of working with you on this project.
Should you have any questions, please do not hesitate to contact the undersigned. Please indicate your approval of this request by signature below.

Very truly yours,

/s/ R.W. Paradies

Ronald W. Paradies
Project Manager


RWP/dl


Authorization to Proceed:


By: /s/ Dr. Joseph Rubinfeld, Pres.                              8/14/97
    ----------------------------------------                     -------
     Name                     Title                               Date


cc: Minert Architect

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PROJECT:   SUPERGEN                 SOUTH BAY CONSTRUCTION
SBC Job #                              Date:     8 Aug 97
                                       Est. No.  5
Loc:       1085 Serpentine Lane        Est. by:  RWP
           Pleasanton, CA 94565
                                       File:     SUPGN3.XLS
                               9600 SF
                        -------------------
                           ***ESTIMATE***
                            ***SUMMARY***
                        -------------------

COST                                        BUDGETED              COMMITTED     CURRENT
CODE                    TASK                  COST     COST/SF      COST       PROJECTION
----     ---------------------------------  --------   -------    ---------    ----------
11200    Project Superintendent              31,290     3.26       31,290       31,290
11300    Project Manager                      9,792     1.02        9,792        9,792
14150    Drinking Water                         150     0.02          150          150
14200    Telephone Service                    2,450     0.26        2,450        2,450
14250    Temporary Toilets                      680     0.07          680          680
15000    Equipment                            2,500     0.26        2,500        2,500
17100    Progressive Clean Up                 2,800     0.29        2,800        2,800
17150    Final Clean Up                       2,400     0.25        2,400        2,400
17250    Dump Fees                            2,060     0.21                     2,060
20700    Demolition                          14,440     1.50                    14,400
33800    Concrete - Patch                     4,900     0.51        5,663        5,663
55000    Miscellaneous Metal                 42,700     4.45       47,935       47,935
61000    Rough Carpentry                     36,660     3.82       39,980       39,980
62200    Millwork & Cabinets                  2,700     0.28                     2,700
62700    Finish Carpentry                     8,100     0.84                     8,100
64300    Lab Casework                             0     0.00                         0
72000    Insulation                           4,500     0.47        5,930        5,930
74800    Roof Screen                         15,000     1.58                    15,000
75100    Roof Patch                           5,400     0.56                     5,400
77200    Roof Hatch & Ladder                    875     0.09                       875
82000    Wood Doors                          44,010     4.58       43,500       43,500
88000    Glass & Glazing                     14,700     1.53                    14,700
88050    Glass Block Wall                                                       15,000
92500    Gypsum Board                        73,757     7.68       90,047       90,047
93000    Ceramic Tile                        11,100     1.18       16,345       16,345
95000    Acoustic Ceiling                    13,477     1.40       15,587       15,587
98800    Flooring                            34,209     3.56       36,494       36,494
99000    Painting                            11,777     1.23        9,969        9,969
101500   Toilet Partitions/Accessories        5,900     0.61                     5,900
125100   Miniblinds                                                              6,000
130000   Special Construction                                                    5,000
153000   Fire Protection                     16,650     1.73       16,600       16,600
155000   Mechanical                         433,000    45.10      525,462      525,462
160000   Electrical                         175,000    18.23      276,104      276,104
167200   Security Alarm System                    0     0.00            0            0
167400   Communication Cabling                    0     0.00            0            0
--------------------------------------------------------------------------------------
         Sub-Total                        1,022,977   106.57    1,181,678    1,276,853

17550    Office Supplies                        400     0.04          400          400
17600    Blueprints                             400     0.04          400          400
17700    Testing & Inspection                     0     0.00         0.00        5,000
19200    Permits & Fees                      15,000     1.56                    15,000
19900    Contingency/Budget Reserve               0     0.00         0.00       63,710
19950    Overhead & Profit                   31,217     3.25       37,408       40,841
--------------------------------------------------------------------------------------
         T O T A L > > > > >              1,069,994   111.46    1,219,886    1,402,204
--------------------------------------------------------------------------------------